Leader Capital Short Term High Yield Bond Fund

 (Formerly, Leader Short Term High Yield Bond Fund)

Investor Class – LCCMX

 Institutional Class – LCCIX

Leader Capital High Quality Income Fund

 (Formerly, Leader High Quality Floating Rate Fund)

Investor Class – LCTRX

Institutional Class – LCTIX

 Class A - LCATX

Annual Report

 May 31, 2023

1-800-711-9164
www.leadercapital.com

Leader Capital Short Term High Yield Bond Fund and Leader Capital High Quality Income Fund.

Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Capital Short Term High Yield Bond Fund (the “High Yield Fund”) and the Leader Capital High Quality Income Fund (formerly the Leader High Quality Floating Rate Fund) (the “High Quality Fund”). This report covers the financial results and investment activity for the Leader Funds for the fiscal year ended May 31, 2023.

Performance Review

For the fiscal year, the High Yield Fund returned -6.15% (LCCIX), -6.57% (LCCMX), compared to +0.26% for the ICE BofA Merrill Lynch 1-3 Year US Corporate/Government Index. For the same period, the High Quality Fund returned +8.11% (LCTIX), +7.73% (LCTRX), compared to +0.26% for the ICE BofA Merrill Lynch 1-3 Year US Corporate/Government Index and -2.43% ICE BofA US Treasury Bill Index.

Market Outlook

We believe unemployment will approach 6% by year-end 2023. This will give the Federal Reserve Bank (the “Fed”) room for pause interest rate increases once that threshold is hit, but we believe they will continue raising interest rates the rest of 2023 until we get to higher unemployment. The relatively high unemployment and tight labor markets is putting upward pressure on inflation, as employers have to increase wages to attract and retain employees.

We do not believe the Fed will reverse course as inflation2 will persist for the foreseeable future. It is a no-win situation for the Fed. It is our opinion the real error was believing the correlation between currency and commodities was intact; in our opinion it was not. We believe this is a supply chain issue and it will take rising unemployment and other recessionary pressures to tame inflation.

We continue to believe inflation will persist and the Fed will continue to raise rates until inflation subsides. Our view is that the next pause will be near the beginning of the U.S. presidential election, for political reasons. Companies have pricing power; individuals do not. We believe the next shoe to drop will be the U.S. dollar propelling inflation higher.

In the following pages, you will find detailed discussions about the High Yield Fund and the High Quality Fund, including their performance since inception. We hope you will take a moment to read this information and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Funds, and we look forward to serving your investment needs in the years to come.

Sincerely,

John E. Lekas

Portfolio Manager

[1]	The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

[2]	Inflation represents an increase in the general price level of goods and services in an economy.

An investor should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-800-711-9164 and a copy will be sent to you free of charge or visit the Fund’s website at www.leadercapital.com. Please read the prospectus carefully before you invest. The Funds are distributed by Vigilant Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of May 31, 2023, please see the Schedule of Investments section of the annual report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Leader Capital Short Term High Yield Bond Fund (Formerly, Leader Short Term High Yield Bond Fund)

Investment Highlights (Unaudited)
May 31, 2023

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation.

The Fund’s performance figures* for each of the periods ending May 31, 2023, as compared to its benchmark:

	Returns greater than 1 year are annualized (a)
	1 Year	5 Year	10 Year
Leader Short Term High Yield Bond Fund - Investor Class	(6.57)%	(0.34)%	0.24%
Leader Short Term High Yield Bond Fund - Institutional Class	(6.15)%	0.02%	1.02%
ICE BofA Merrill Lynch 1-3 Year US Corporate & Government Index**	0.26%	1.22%	1.02%

Comparison of the Change in Value of a $100,000 Investment | May 31, 2013 – May 31, 2023

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund's total annual operating expense ratios are 2.88% and 2.38% for Investor Class and Institutional Class shares, respectively, per the Fund's prospectus dated May 17, 2023, as amended. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	ICE BofA Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. One cannot invest directly in an index. Sector allocations are subject to change. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

(a)	Returns are based on traded NAVs.

Top Ten Holdings
Technology Software	15.8%
Specialty Finance	14.0%
Money Market Funds	8.6%
Oil and Gas Producers	8.4%
Leisure Facilities and Services	7.9%
Banking	7.1%
Institutional Financial Services	5.6%
Asset Management	4.7%
Automotive	4.5%
Other Assets in excess of Liabilities	23.4%
100.0%

See schedule of investments for a more detailed breakdown of the Fund's assets.

Leader Capital Short Term High Yield Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2023

Shares		Spread	Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCK - 12.1%
	ASSET MANAGEMENT - 4.7%
27	Eaton Vance Senior Floating Rate Trust (a) (b) (c)		3.688	Perpetual	$621,000
18	Eaton Vance Senior Floating Rate Trust (a) (b) (c)		3.768	Perpetual	414,000

					1,035,000
	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
20,000	B Riley Financial, Inc.		5.250	Perpetual	326,900

	OIL & GAS PRODUCERS - 4.4%
94,990	Crestwood Equity Partners, L.P.		9.250	Perpetual	867,259
4,881	NuStar Energy, L.P. - Series B (e)	US0003M + 5.643%	7.625	Perpetual	114,484

					981,743
	SPECIALTY FINANCE - 1.5%
15,697	AGNC Investment Corporation (e)	US0003M + 4.700%	6.125	Perpetual	320,847

	TOTAL PREFERRED STOCK - (Cost $2,975,963)				2,664,490

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CONVERTIBLE BONDS - 37.8%
	AUTOMOTIVE - 4.5%
2,000,000	Lucid Group, Inc. (f)	1.250	12/15/2026	983,000

	HOSPITALITY - 3.9%
1,000,000	Airbnb, Inc. (g)	0.000	3/15/2026	868,500

	INSTITUTIONAL FINANCIAL SERVICES - 4.1%
1,300,000	Coinbase Global, Inc.	0.500	6/1/2026	910,780

	LEISURE FITNESS EQUIPMENT - 3.3%
1,000,000	Peloton Interactive, Inc. (g)	0.000	2/15/2026	737,584

	TECHNOLOGY SOFTWARE - 15.8%
1,000,000	Block, Inc.	0.250	11/1/2027	767,500
1,000,000	Docusign, Inc. (g)	0.000	1/15/2024	967,494
1,000,000	Snap, Inc.	0.750	8/1/2026	893,250
1,000,000	Splunk, Inc.	1.125	6/15/2027	863,000

				3,491,244
	TRANSPORTATION - 4.1%
1,000,000	Uber Technologies, Inc. (g)	0.000	12/15/2025	901,951

	WIRELESS TELECOMMUNICATIONS - 2.1%
1,000,000	Dish Network Corporation (g)	0.000	12/15/2025	462,500

	TOTAL CONVERTIBLE BONDS - (Cost $9,017,852)			8,355,559

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS - 37.3%
	BANKING - 7.1%
2,000,000	VTB Bank PJSC Via Eurasia DAC (a) (b) (e) (f) (j)	H15T10Y + 8.067%	14.844		1,559,800

	FORESTRY, PAPER & WOOD PRODUCTS - 3.1%
1,000,000	Domtar Corporation		6.750	2/15/2044	695,885

	LEISURE FACILITIES & SERVICES - 7.9%
1,000,000	Marriot Ownership Resorts, Inc.		4.750	1/15/2028	893,962
1,000,000	Wynn Macau, Ltd. (f)		5.625	8/26/2028	843,585

					1,737,547
	OIL & GAS PRODUCERS - 3.9%
1,000,000	Petroleos Mexicanos		6.500	3/13/2027	866,780

	REAL ESTATE OWNERS & DEVELOPERS - 0.4%
1,500,000	China Evergrande Group (d) (f)		7.500	6/28/2023	93,750

Leader Capital Short Term High Yield Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2023

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS - 37.3% (Continued)
	SPECIALTY FINANCE - 12.5%
1,000,000	Enova International, Inc. (f)	8.500	9/15/2025	$961,208
1,000,000	HSBC Holdings PLC	6.500	3/23/2028	904,232
1,000,000	New Residential Investment Corporation (f)	6.250	10/15/2025	903,516

				2,768,956
	TECHNOLOGY HARDWARE - 2.4%
600,000	NCR Corporation (f)	5.125	4/15/2029	525,577

	TOTAL CORPORATE BONDS - (Cost $10,691,351)			8,248,295

	NON U.S. GOVERNMENT & AGENCIES - 1.0%
	SOVEREIGN - 1.0%
1,000,000	Ukraine Government International Bond (f) (i)	7.750	9/1/2024	230,000

	TOTAL NON U.S. GOVERNMENT & AGENCIES - (Cost $1,000,000)			230,000

	SHORT TERM INVESTMESTS - 8.6%
	MONEY MARKET FUNDS - 8.6%
1,896,105	First American Government Obligations Fund, Class X (h)	4.968		1,896,105

	TOTAL SHORT TERM INVESTMESTS - (Cost $1,896,105)			1,896,105

	TOTAL INVESTMENTS - 96.8% - (Cost $25,581,271)			21,394,449
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.2%			705,586
	NET ASSETS - - 100.0%			$22,100,035

LP	- Limited Partnership

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

DAC	- Designated Activity Company

H15T10Y	- U.S. Treasury Yield Curve Rate T Note Constant Maturity 10 Year

US0003M	- ICE LIBOR USD 3 Month

(a)	The Valuation Designee has determined that these securities are illiquid. As of May 31, 2023, these securities amounted to $2,594,800 or 11.7% of net assets.

(b)	The value of these securities have been determined in good faith by the Valuation Designee under the policies adopted by the Board of Trustees.

(c)	Rate shown represents the dividend rate as of May 31, 2023.

(d)	The Adviser has identified that these securities are in default. As of May 31, 2023, these securities amounted to $93,750 or 0.4% of net assets.

(e)	Variable rate security; the rate shown represents the rate as of May 31, 2023.

(f)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2023, the total market value of 144A securities is $6,100,436 or 27.6% of net assets.

(g)	Zero coupon Bond.

(h)	Rate disclosed is the seven day effective yield as of May 31, 2023.

(i)	Ukraine won approval for a debt-payment freeze from the holders of its international bonds to defer coupon and principal payments until February 2024.

(j)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

See accompanying notes to financial statements.

Leader Capital High Quality Income Fund (Formerly, Leader High Quality Floating Rate Fund)

Investment Highlights (Unaudited)

May 31, 2023

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation.

The Fund’s performance figures* for each of the periods ending May 31, 2023, as compared to its benchmarks:

	Returns greater than 1 year are annualized (a)
	1 Year	5 Year	10 Year
Leader High Quality Income Fund - Investor Class	7.73%	4.71%	5.48%
Leader High Quality Income Fund - Institutional Class	8.11%	5.12%	6.25%
ICE BofA Merrill Lynch 1-3 Year US Corporate & Government Index**	0.26%	1.22%	1.02%
ICE BofA US Treasury Bill Index***	(2.43)%	0.57%	0.98%

Comparison of the Change in Value of a $100,000 Investment | May 31, 2013 – May 31, 2023

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund's total annual operating expense ratios are 2.41% and 2.02% for Investor Class and Institutional Class shares, respectively, per the Fund's prospectus dated May 17, 2023, as amended. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	ICE BofA Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. One cannot invest directly in an index. Sector allocations are subject to change. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

***	ICE BofA US Treasury Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Qualifying securities must have at least 18 months to final maturity at the time of issuance. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Bills, inflation-linked debt and strips are excluded from the Index; however, original issue zero coupon bonds are included in the index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Securities issued or marketed primarily to retail investors do not qualify for inclusion in the index.

(a)	Returns are based on traded NAVs.

Top Ten Holdings
Collaterized Loan Obligations	85.9%
Money Market Funds	14.1%
US Government & Agency Securities	4.6%
Banking	1.8%
Life Insurance Carriers	1.3%
Forestry, Paper & Wood Products	0.3%
Liabilities in excess of Other Assets	(8.0)%
100.0%

See schedule of investments for a more detailed breakdown of the Fund's assets.

Leader Capital High Quality Income Fund

SCHEDULE OF INVESTMENTS

May 31, 2023

Shares		Fair Value
	COMMON STOCK - 0.3%
	FORESTRY, PAPER & WOOD PRODUCTS - 0.3%
6,504,248	Boxabl, Inc. (b) (c) (d) (f)	$780,510

	TOTAL COMMON STOCK - (Cost $411,068)	780,510

Principal Amount ($)
	ASSET BACKED SECURITIES - 85.9%	Series	Class	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED LOAN OBLIGATIONS - 85.9%
1,500,000	AMMC CLO 26, LTD. (a) (b)	2023-26	Class B-1	7.130	4/15/2036	1,506,603
1,000,000	AMMC CLO 26, LTD. (a) (b)	2023-26	Class C	7.830	4/15/2036	1,006,797
4,000,000	Anchorage Capital CLO 5-R, LTD. (a) (b)	2018-5-R	Class C	7.110	1/15/2030	3,921,724
500,000	Apidos CLO XV 2013-15RR, LTD. (a) (b)	2013-15RR	Class C-RR	7.100	4/21/2031	482,881
1,000,000	Apidos CLO XV 2013-15RR, LTD. (a) (b)	2013-15RR	Class B-RR	6.800	4/21/2031	977,457
6,000,000	Ares XXXIR CLO, LTD. (a) (b)	2018-31	Class C	7.275	5/24/2030	5,796,129
500,000	Ares XXXIIR CLO, LTD. (a) (b)	2018-32R	Class B	7.121	5/15/2030	480,498
500,000	Atrium CLO 2015-12R, LTD. (a) (b)	2015-12R	Class C-R	6.923	4/22/2027	488,782
4,000,000	Atrium CLO 2017-13, LTD. (a) (b)	2017-13	Class C	7.073	11/21/2030	3,839,330
1,000,000	Battalion CLO X 2016-10R2, LTD. (a) (b)	2016-10R2	Class B-R2	7.305	1/25/2035	931,103
2,000,000	Battalion CLO 2021-19, LTD. (a) (b)	2021-19	Class B	6.860	4/17/2034	1,899,114
1,000,000	Beechwood Park CLO 2019-1R. LTD. (a) (b)	2019-1R	Class B-2A-R	6.410	1/17/2035	961,430
2,000,000	Benefit Street Partners CLO VIII, LTD. (a) (b)	2015-8R	Class B-R	7.100	1/20/2031	1,935,335
4,000,000	Birch Grove CLO 2023-6A, LTD. (a) (b)	2023-6A	Class A1	7.464	7/20/2035	4,000,000
4,000,000	Birch Grove CLO 2023-6A, LTD. (a) (b)	2023-6A	Class C	8.664	7/20/2035	4,000,000
2,337,500	Blue Mountain CLO 2013-2R, LTD. (a) (b)	2013-2R	Class C-R	7.223	10/20/2030	2,212,384
750,000	Blue Mountain CLO 2016-2R2, LTD. (a) (b)	2016-2R2	Class B-R2	7.629	8/20/2032	716,604
2,400,000	Blue Mountain CLO 2016-3R, LTD. (a) (b)	2016-3R	Class C-R	7.521	11/15/2030	2,329,801
5,200,000	Blue Mountain Fuji US CLO 2018-3, LTD. (a) (b)	2018-3	Class C	6.960	1/15/2030	4,952,998
1,000,000	Blue Mountain CLO XXII 2018-22, LTD. (a) (b)	2018-22	Class C	7.211	7/15/2031	955,698
2,000,000	Canyon CLO 2019-1R, LTD. (a) (b)	2019-1R	Class C-R	7.360	4/15/2032	1,932,000
625,000	Canyon CLO 2017-1R, LTD. (a) (b)	2017-1R	Class C-R	7.260	7/15/2030	606,196
2,500,000	Carlyle US CLO 2017-1R, LTD. (a) (b)	2017-1R	Class B-R	7.450	4/21/2031	2,450,191
3,000,000	CFIP CLO 2017-1R, LTD. (a) (b)	2017-1R	Class C-R	7.862	10/18/2034	2,951,601
5,550,000	Carlyle Global Market Strategies CLO 2012-4R3, LTD. (a) (b)	2012-4R3	Class C-R3	7.870	4/22/2032	5,433,057
3,000,000	Carlyle Global Market Strategies CLO 2013-3R, LTD (a) (b)	2013-3R	Class B-R	6.490	10/15/2030	2,843,527
1,000,000	Carlyle Global Market Strategies CLO 2014-1-R2, LTD. (a) (b)	2014-1R2	Class C-R2	7.060	4/17/2031	954,116
1,000,000	Carlyle Global Market Strategies CLO 2014-5RR, LTD. (a) (b)	2014-5RR	Class C-RR	7.510	7/15/2031	966,814
3,050,000	Carlyle Global Market Strategies CLO 2015-3R, LTD. (a) (b)	2015-1R3	Class B-R3	6.800	7/21/2031	2,988,463
1,000,000	Carlyle US CLO 2017-5, LTD. (a) (b)	2017-5	Class B	7.050	1/22/2030	965,049
1,000,000	Carlyle US CLO 2021-8, LTD. (a) (b)	2021-8	Class B	6.910	10/16/2034	968,996
5,000,000	Carlyle US CLO 2023-1, LTD. (a) (b)	2023-1	Class B	7.668	7/20/2035	5,000,000
4,000,000	Carlyle US CLO 2023-2, LTD. (a) (b)	2023-2	Class A-2	7.475	7/20/2036	4,000,000
4,000,000	Carlyle US CLO 2023-2, LTD. (a) (b)	2023-2	Class C	8.225	7/20/2036	4,000,000
2,500,000	CIFC Funding 2014-III-R2, LTD. (a) (b)	2014-III-R2	Class C-R2	7.623	10/22/2031	2,459,535
3,000,000	Cook Park CLO 2018-1A, LTD. (a) (b)	2018-1A	Class C	7.010	4/17/2030	2,853,434
1,000,000	Dryden 30-R Senior Loan Fund (a) (b)	2013-30R	Class C-R	7.021	11/15/2028	957,614
2,500,000	Dryden 36 Senior Loan Fund (a) (b)	2014-R3	Class B-R3	6.710	10/16/2028	2,471,045
1,000,000	Dryden 49R Senior Loan Fund (a) (b)	2017-49R	Class C-R	7.312	7/18/2030	968,673
1,250,000	Dryden CLO 2019-72R, LTD. (a) (b)	2019-72R	Class C-R	7.171	5/17/2032	1,193,240
3,635,000	Galaxy CLO XV 2013-15RR, LTD. (a) (b)	2013-15RR	Class C-RR	7.110	10/15/2030	3,485,465
2,450,000	Greywolf CLO II, LTD. (a) (b)	2013-1A	Class A1	6.860	4/15/2034	2,359,967
2,181,000	Greywolf CLO 2015-5R, LTD. (a) (b)	2015-5R	Class A-2-R	6.935	1/27/2031	2,142,659
500,000	Greywolf CLO 2015-5R, LTD. (a) (b)	2015-5R	Class B-R	7.255	1/27/2031	488,034
500,000	Harbourview CLO 2018-7R, LTD. (a) (b)	2018-7R	Class B	6.962	6/18/2031	488,844
3,000,000	HPS Loan Management 2013-2, LTD. (a) (b)	2013-2	Class B-R	7.150	10/22/2029	2,900,099
1,000,000	ICG US CLO 2014-3RR, LTD. (a) (b)	2014-3RR	Class A-2-RR	5.850	4/25/2031	973,885
1,000,000	ICG US CLO 2017-IRR, LTD. (a) (b)	2017-1RR	Class C-RR	7.673	7/28/2034	945,768
250,000	Jay Park CLO 2018-R, LTD. (a) (b)	2018-R	Class B-R	7.250	10/20/2027	244,570
2,000,000	LCM XIV 2013-14R, LTD. (a) (b)	2013-14R	Class C-R	7.100	7/21/2031	1,877,629
1,250,000	LCM XVI 2014-16R, LTD. (a) (b)	2014-16RR	Class C-R2	7.080	10/15/2031	1,202,121
5,000,000	LCM XVIII 2015-18R, LTD. (a) (b)	2015-18R	Class C-R	6.658	7/21/2031	4,713,027
1,650,000	LCM XVII 2014-17RR, LTD. (a) (b)	2014-17RR	Class B-RR	6.860	10/15/2031	1,603,915
3,000,000	LCM XVII 2014-17RR, LTD. (a) (b)	2014-17RR	Class C-RR	7.360	10/15/2031	2,823,565
1,000,000	LCM XX 2015-20R, LTD. (a) (b)	2015-20R	Class C-R	7.200	10/20/2027	987,639
440,000	LCM XXV 2017-25, LTD. (a) (b)	2017-25	Class C-2	7.550	7/22/2030	419,258
6,600,000	LCM XXV 2018-26, LTD. (a) (b)	2018-26	Class C	7.050	1/21/2031	6,215,778
3,500,000	LCM 2019-30R, LTD. (a) (b)	2019-30R	Class C-R	7.250	4/21/2031	3,362,263
5,000,000	Marathon VIII 2015-8R, LTD. (a) (b)	2015-8R	Class B-R	7.762	10/20/2031	4,769,463
1,100,000	Madison Park Funding LIX 2021-59, LTD. (a) (b)	2021-59	Class C	7.362	1/18/2034	1,066,709
1,000,000	Neuberger Berman Loan Advisors CLO 40, LTD. (a) (b)	2021-40	Class B	6.660	4/18/2033	970,904
5,765,000	Oaktree CLO 2019-2, LTD. (a) (b)	2019-2R	Class B-R	7.960	4/15/2031	5,607,979
1,000,000	OHA Credit Partners XIV, LTD. (a) (b)	2017-14	Class B	5.778	1/22/2030	980,826
4,000,000	OCP CLO 2014-5R, LTD. (a) (b)	2014-5R	Class B-R	6.622	4/28/2031	3,842,994
2,000,000	OCP CLO 2014-7RR, LTD. (a) (b)	2014-7RR	Class B-1-RR	7.500	7/20/2029	1,970,000
1,000,000	OCP CLO 2019-16R, LTD. (a) (b)	2019-16R	Class C-R	7.061	4/11/2033	953,231
500,000	Octagon Investment Partners 2012-14RR, LTD. (a) (b)	2012-14RR	Class B-RR	7.360	7/16/2029	484,853
7,250,000	Octagon Investment Partners 2017-31R2, LTD. (a) (b)	2017-31R2	Class C-R	7.300	7/22/2030	7,034,226
1,000,000	Octagon Investment Partners XVI, LTD. (a) (b)	2013-16R	Class B-R	6.860	7/17/2030	972,960
1,000,000	Octagon Investment Partners XVII, LTD. (a) (b)	2014-17-R2	Class C-R2	6.955	1/27/2031	952,893
1,000,000	OHA Credit Funding 3, LTD. (a) (b)	2019-3R	Class B-R	6.900	7/2/2035	968,792
1,990,000	OZLM XXII, LTD. (a) (b)	2018-22	Class B	7.060	1/17/2031	1,921,512
5,000,000	Sound Point CLO IV-R, LTD. (a) (b)	2018-4R	Class C	7.512	4/18/2031	4,678,104
2,500,000	Sound Point CLO VII-R, LTD. (a) (b)	2018-7R	Class C	7.523	10/23/2031	2,320,097
500,000	Sycamore Tree CLO 2023-3A, LTD. (a) (b)	2023-3A	Class C	8.940	4/20/2035	504,989
3,000,000	Sycamore Tree CLO 2023-3A, LTD. (a) (b)	2023-3A	Class A1	7.190	4/20/2035	3,008,675
4,500,000	Symphony CLO 2014-15R3, LTD. (a) (b)	2014-15R3	Class C-R3	7.610	1/20/2032	4,356,610
1,000,000	TIAA CLO IV, LTD. (a) (b)	2018-4	Class A-2	6.950	1/20/2032	972,500
375,000	TICP CLO 2018-12R, LTD. (a) (b)	2018-12R	Class B-R	6.910	7/17/2034	361,928
1,020,000	TCI-Symphony CLO 2017-1R, LTD. (a) (b)	2017-1R	Class C-R	7.060	7/15/2030	970,696
1,800,000	Vibrant CLO VIII, LTD (a) (b)	2018-8	Class B-1	7.050	1/21/2031	1,739,464
1,300,000	Voya CLO 2012-4R3, LTD. (a) (b)	2012-4R3	Class B-R3	7.210	10/15/2030	1,222,421
1,000,000	Voya CLO 2014-2, LTD. (a) (b)	2014-2RR	Class A-2A-R	6.810	4/17/2030	969,754
2,500,000	Voya CLO 2014-4R, LTD. (a) (b)	2014-4R	Class B-R2	7.341	7/14/2031	2,367,426
1,250,000	Voya CLO 2015-3R, LTD. (a) (b)	2015-3R	Class B-R	7.450	10/20/2031	1,204,034
275,000	Voya CLO 2017-2R, LTD. (a) (b)	2017-2R	Class A-2A-R	6.910	6/7/2030	269,230

Leader Capital High Quality Income Fund

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2023

Principal Amount ($)	ASSET BACKED SECURITIES - 85.9% (Continued)	Series	Class	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED LOAN OBLIGATIONS - 85.9% (Continued)
3,795,000	Wellfleet CLO 2015-R4, LTD. (a) (b)	2015-R4	Class D-R4	8.750	7/20/2029	$3,748,863
250,000	Wind River 2017-4 CLO, LTD. (a) (b)	2017-4	Class C	7.129	11/20/2030	237,227
1,500,000	Wind River 2018-2 CLO, LTD. (a) (b)	2018-2	Class C	7.470	7/15/2030	1,442,266
4,000,000	Wind River 2019-3 CLO, LTD. (a) (b)	2019-3R	Class C-R	7.460	7/15/2031	3,825,492
375,000	Wind River 2021-2 CLO, LTD. (a) (b)	2021-2	Class B	6.900	7/20/2034	358,710
1,000,000	Zais CLO 11, LTD. (a) (b)	2018-11	Class C	8.150	1/20/2032	942,456
4,500,000	Zais CLO 2018-9, LTD. (a) (b)	2018-09	Class C	7.600	7/21/2031	4,189,442
2,500,000	Newark BSL CLO 2017-2R, LTD (a) (b)	2017-2R	Class B-R	7.005	7/25/2030	2,395,379
	TOTAL ASSET BACKED SECURITIES - (Cost $200,561,253)					202,175,810

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS - 3.1%
	BANKING - 1.8%
200,000	JPMorgan Chase & Co. Senior Notes (a)	6.370	4/26/2026	201,791
200,000	JPMorgan Chase & Co. Senior Notes (a)	5.705	7/23/2024	200,150
2,000,000	Morgan Stanley & Co. Notes (a)	6.010	2/18/2026	1,998,054
2,000,000	Natwest Markets PLC Notes (a) (b)	5.740	9/29/2026	1,958,826

				4,358,821
	LIFE INSURANCE CARRIERS - 1.3%
3,000,000	ING Groep N.V. (a)	5.990	4/1/2027	2,966,540

	TOTAL CORPORATE BONDS - (Cost $7,173,494)			7,325,361

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	SHORT TERM INVESTMESTS - 18.7%
	U.S. GOVERNMENT & AGENCIES - 4.6%
100,000	United States Treasury Notes	0.125	8/15/2023	98,935
100,000	United States Treasury Notes	0.250	6/15/2023	99,806
100,000	United States Treasury Notes	0.013	6/30/2023	99,593
100,000	United States Treasury Notes	2.625	6/30/2023	99,788
100,000	United States Treasury Notes	0.125	7/15/2023	99,352
100,000	United States Treasury Notes	0.125	7/31/2023	99,132
100,000	United States Treasury Notes	1.375	6/30/2023	99,690
200,000	United States Treasury Notes	1.250	7/31/2023	198,660
10,000,000	United States Treasury Bills (g)	0.000	6/6/2023	9,992,748

				10,887,704
	MONEY MARKET FUND - 14.1%
33,138,746	First American Government Obligations Fund, Class X (e)	4.968		33,138,746

	TOTAL SHORT TERM INVESTMESTS - (Cost $44,026,831)			44,026,450

	TOTAL INVESTMENTS - 108.0% - (Cost $252,172,646)			254,308,131
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.0%)			(18,812,240)
	NET ASSETS - - 100.0%			$235,495,891

LTD - Limited Company

PLC - Private Limited Company

NV - Naamloze Vennootschap

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2023, the total market value of 144A securities is $204,915,146 or 87.0% of net assets.

(c)	The Valuation Designee has determined that these securities are illiquid. As of May 31, 2023, these securities amounted to $780,510 or 0.3% of net assets.

(d)	The value of these securities have been determined in good faith by the Valuation Designee under the policies adopted by the Board of Trustees.

(e)	Rate disclosed is the seven day effective yield as of May 31, 2023.

(f)	Non-income producing security.

(g)	Zero coupon Bond.

See accompanying notes to financial statements.

Leader Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES

May 31, 2023

	Leader Capital Short Term High Yield Bond Fund	Leader Capital High Quality Income Fund
ASSETS
Investments at cost:	$25,581,271	$252,172,646
Investments at value:	21,394,449	254,308,131
Receivable for securities sold	-	100,000
Receivable for fund shares sold	187	2,223,914
Dividends and interest receivable	637,861	1,743,523
Prepaid expenses and other assets	130,774	293,624
TOTAL ASSETS	22,163,271	258,669,192

LIABILITIES
Payable for securities purchased	-	22,272,923
Payable for fund shares redeemed	15,866	419,024
Payable for fund shares distributed	12,696	304,472
Accrued investment advisory fees	14,500	130,778
Accrued fund administration, fund accounting, and transfer agency fees	8,390	21,032
Accrued distribution (12b-1) fees	6,275	6,904
Accrued expenses and other liabilities	5,509	18,168
TOTAL LIABILITIES	63,236	23,173,301
NET ASSETS	$22,100,035	$235,495,891

NET ASSETS CONSIST OF:
Paid-in capital	$109,237,998	$282,888,587
Accumulated deficit	(87,137,963)	(47,392,696)
NET ASSETS	$22,100,035	$235,495,891

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$14,702,325	$27,971,002
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,006,231	2,558,413
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.33	$10.93
Institutional Class Shares:
Net Assets	$7,397,710	$207,524,889
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	995,009	18,949,891
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.43	$10.95

See accompanying notes to financial statements.

Leader Funds Trust

STATEMENTS OF OPERATIONS

 For the Year Ended May 31, 2023

	Leader Capital Short Term High Yield Bond Fund	Leader Capital High Quality Income Fund
INVESTMENT INCOME
Interest income	$1,731,346	$5,529,306
Dividend income	109,587	394,509
TOTAL INVESTMENT INCOME:	1,840,933	5,923,815

EXPENSES
Investment advisory fees	196,503	591,885
Distribution (12b-1) fees:
Investor Class	82,523	67,012
Distribution (Non 12b-1) fees:	27,201	72,485
Professional fees	70,276	80,515
Registration fees	39,520	52,575
Trustees' fees and expenses	44,041	64,182
Fund administration and accounting fees	72,999	128,220
Transfer agency fees	19,331	19,331
Compliance officer fees	12,001	24,019
Insurance expense	14,616	26,671
Printing and postage expenses	18,271	18,001
Custodian fees	12,824	10,501
Other expenses	45,288	65,060
TOTAL EXPENSES	655,394	1,220,457

NET INVESTMENT INCOME	1,185,539	4,703,358

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized gain / (loss) on Investments	(1,878,964)	93,200
Net change in unrealized appreciation/(depreciation) on investments	(1,227,679)	2,733,687
NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS	(3,106,643)	2,826,887

NET INCREASE / (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,921,104)	$7,530,245

See accompanying notes to financial statements.

Leader Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Leader Capital Short Term High Yield Bond Fund		Leader Capital High Quality Income Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS
Net investment income/(loss)	$1,185,539	$1,588,887	$4,703,358	$727,067
Net realized gain/(loss) from investments	(1,878,964)	1,074,169	93,200	1,180,253
Net change in unrealized appreciation / (depreciation) on investments	(1,227,679)	(3,903,374)	2,733,687	(877,305)
Net increase/(decrease) in net assets resulting from operations	(1,921,104)	(1,240,318)	7,530,245	1,030,015

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Investor Class	(157,104)	-	-	-
Institutional Class	(90,997)	-	-	-
Class A	-	-	-	-
Class C	-	-	-	-
Total distributions paid from earnings:
Investor Class	(894,965)	(723,856)	(903,665)	(254,623)
Institutional Class	(540,521)	(503,581)	(4,635,196)	(349,352)
Class A	-	(107,850)	-	-
Class C	-	(33,669)	-	-
Net decrease in net assets from distributions to shareholders	(1,683,587)	(1,368,956)	(5,538,861)	(603,975)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	939,356	434,114	23,184,262	747,741
Institutional Class	629,724	1,491,774	215,086,123	4,959,926
Class A	-	16,000	-	-
Class C	-	53,000	-	-
Net asset value of shares issued in reinvestment of distributions to shareholders:
Investor Class	916,499	626,642	844,885	226,840
Institutional Class	586,319	461,621	3,487,441	320,726
Class A	-	92,693	-	-
Class C	-	24,566	-	-
Transfer of net assets:
From Class A to Investor Class	-	(793,489)	-	-
From Class C to Investor Class	-	(1,145,952)	-	-
To Investor Class from Class A	-	793,489	-	-
To Investor Class from Class C	-	1,145,952	-	-
Payments for shares redeemed:
Investor Class	(3,470,550)	(4,444,420)	(7,598,123)	(5,111,830)
Institutional Class	(3,747,762)	(2,777,298)	(28,162,785)	(10,758,883)
Class A	-	(5,302,906)	-	-
Class C	-	(114,200)	-	-
Net increase / (decrease) in net assets from shares of beneficial interest	(4,146,414)	(9,438,414)	206,841,803	(9,615,480)
TOTAL INCREASE / (DECREASE) IN NET ASSETS	(7,751,105)	(12,047,688)	208,833,187	(9,189,440)

NET ASSETS
Beginning of year	29,851,140	41,898,828	26,662,704	35,852,144
End of year	$22,100,035	$29,851,140	$235,495,891	$26,662,704

See accompanying notes to financial statements.

Leader Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader Capital Short Term High Yield Bond Fund		Leader Capital High Quality Income Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
SHARE ACTIVITY
Investor Class:
Shares sold	119,679	47,734	2,135,067	69,761
Shares transferred in from Class A	-	90,704	-	-
Shares transferred in from Class C	-	130,994	-	-
Shares reinvested	120,054	69,989	77,788	21,007
Shares redeemed	(458,999)	(490,398)	(697,823)	(473,059)
Net increase / (decrease) in shares of beneficial interesting outstanding	(219,266)	(150,977)	1,515,032	(382,291)

Institutional Class:
Shares sold	81,167	168,974	19,749,702	466,023
Shares reinvested	75,793	50,929	319,650	23,732
Shares redeemed	(487,919)	(306,365)	(2,588,463)	(995,797)
Net increase / (decrease) in shares of beneficial interesting outstanding	(330,959)	(86,462)	17,480,889	(506,042)

Class A:
Shares sold	-	1,718	-	-
Shares transferred to Investor Class	-	(90,845)	-	-
Shares reinvested	-	10,122	-	-
Shares redeemed	-	(590,418)	-	-
Net increase / (decrease) in shares of beneficial interesting outstanding	-	(669,423)	-	-

Class C:
Shares sold	-	5,769	-	-
Shares transferred to Investor Class	-	(131,427)	-	-
Shares reinvested	-	2,730	-	-
Shares redeemed	-	(12,475)	-	-
Net increase / (decrease) in shares of beneficial interesting outstanding	-	(135,403)	-	-

SHARES OUTSTANDING
Investor Class:
Beginning of year/period	2,225,497	2,376,474	1,043,381	1,425,672
End of year/period	2,006,231	2,225,497	2,558,413	1,043,381

Institutional Class:
Beginning of year	1,325,968	1,412,430	1,469,002	1,975,044
End of year	995,009	1,325,968	18,949,891	1,469,002

See accompanying notes to financial statements.

Leader Capital Short Term High Yield Bond Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2023	2022		2021		2020	2019
Net asset value, beginning of year	$8.37	$9.10		$7.67		$8.94	$8.91

From Investment operations:
Net investment income (1)	0.34	0.44		0.17		0.31	0.22
Net realized and unrealized gain / (loss) on investments	(0.89)	(0.83)		1.40		(1.32)	0.01	(7)
Total from investment operations	(0.55)	(0.39)		1.57		(1.01)	0.23

Paid-in-capital from redemption fees	-	-		-		-	0.00	(6)

Less distributions from:
Net investment income	(0.42)	(0.34)		(0.14)		(0.26)	(0.20)
Return of capital	(0.07)	-		-		-	-
Total distributions	(0.49)	(0.34)		(0.14)		(0.26)	(0.20)

Net Asset Value, end of year (000s)	$7.33	$8.37		$9.10		$7.67	$8.94

Total Return (2)	(6.57)%	(4.49	)%(5)	20.62	%(5)	(11.59)%	2.58	%(5)

Ratios/Supplemental Data:
Net Asset Value, end of year (000s)	$14,702	$18,628		$21,616		$24,014	$43,489

Ratio of gross expenses to average net assets:
Including dividend and interest expense, excluding waiver (3)	2.68%	2.78%		2.45%		2.06%	1.81%
Ratio of net expenses to average net assets:
Including dividend and interest expense (3)	2.68%	2.78%		2.45%		2.06%	1.79%
Excluding dividends and interest expense (3)	2.68%	2.78%		2.45%		2.06%	1.66%
Ratio of net investment income to average net assets (3) (4)	4.42%	4.28%		1.96%		3.65%	2.48%

Portfolio Turnover Rate	505.72%	717.77%		1030.50%		1014.62%	496.37%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Less than $0.01 per share.

(7)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

Leader Capital Short Term High Yield Bond Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2023	2022		2021	2020	2019
Net asset value, beginning of year	$8.46	$9.19		$7.74	$9.02	$8.98

From Investment operations:
Net investment income (1)	0.37	0.49		0.21	0.36	0.27
Net realized and unrealized gain / (loss) on investments	(0.89)	(0.84)		1.41	(1.34)	0.01	(6)
Total from investment operations	(0.52)	(0.35)		1.62	(0.98)	0.28

Less distributions from:
Net investment income	(0.44)	(0.38)		(0.17)	(0.30)	(0.24)
Return of capital	(0.07)	-		-	-	-
Total distributions	(0.51)	(0.38)		(0.17)	(0.30)	(0.24)

Net Asset Value, end of year (000s)	$7.43	$8.46		$9.19	$7.74	$9.02

Total Return (2)	(6.15)%	(3.96	)%(5)	21.27%	(11.14)%	3.11	%(5)

Ratios/Supplemental Data:
Net Asset Value, end of year (000s)	$7,398	$11,223		$12,980	$15,182	$45,994

Ratio of gross expenses to average net assets:
Including dividend and interest expense, excluding waiver (3)	2.68%	2.28%		1.95%	1.56%	1.30%
Ratio of net expenses to average net assets:
Including dividend and interest expense (3)	2.68%	2.28%		1.95%	1.56%	1.29%
Excluding dividends and interest expense (3)	2.68%	2.28%		1.95%	1.56%	1.16%
Ratio of net investment income to average net assets (3) (4)	4.42%	4.79%		2.49%	4.18%	3.04%

Portfolio Turnover Rate	505.72%	717.77%		1030.50%	1014.62%	496.37%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

Leader Capital High Quality Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.61	$10.57	$9.21	$10.07	$9.71

From Investment operations:
Net investment income (1)	0.47	0.26	0.10	0.30	0.23
Net realized and unrealized gain / (loss) on investments	0.35	(0.01)	1.32	(0.88)	0.37
Total from investment operations	0.82	0.25	1.42	(0.58)	0.60

Less distributions from:
Net investment income	(0.50)	(0.21)	(0.06)	(0.25)	(0.24)
Return of capital	-	-	-	(0.03)	-
Total distributions	(0.50)	(0.21)	(0.06)	(0.28)	(0.24)

Net Asset Value, end of year (000s)	$10.93	$10.61	$10.57	$9.21	$10.07

Total Return (2)	7.73%	2.39%	15.53%	(5.85)%	6.33	%(5)

Ratios/Supplemental Data:
Net Asset Value, end of year (000s)	$27,971	$11,073	$15,068	$4,527	$10,955

Ratio of net expenses to average net assets:
Including dividend and interest expense (3)	1.66%	2.33%	3.13%	2.82%	2.42%
Excluding dividends and interest expense (3)	1.66%	2.33%	3.13%	2.82%	2.42%
Ratio of net investment income to average net assets (3) (4)	4.34%	2.37%	1.16%	3.04%	2.28%

Portfolio Turnover Rate	89.42%	855.36%	1198.55%	612.23%	397.79%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Capital High Quality Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2023	2022		2021		2020	2019
Net asset value, beginning of year	$10.61	$10.56		$9.17		$10.04	$9.67

From Investment operations:
Net investment income (1)	0.59	0.30		0.13		0.35	0.26
Net realized and unrealized gain / (loss) on investments	0.27	(0.01)		1.35		(0.89)	0.39
Total from investment operations	0.86	0.29		1.48		(0.54)	0.65

Less distributions from:
Net investment income	(0.52)	(0.24)		(0.09)		(0.30)	(0.28)
Return of capital	-	-		-		(0.03)	-
Total distributions	(0.52)	(0.24)		(0.09)		(0.33)	(0.28)

Net Asset Value, end of year (000s)	$10.95	$10.61		$10.56		$9.17	$10.04

Total Return (2)	8.11%	2.78	%(5)	16.22	%(5)	(5.48)%	6.84	%(5)

Ratios/Supplemental Data:
Net Asset Value, end of year (000s)	$207,525	$15,589		$20,784		$7,170	$14,162

Ratio of net expenses to average net assets:
Including dividend and interest expense (3)	1.27%	1.94%		2.72%		2.32%	1.88%
Excluding dividends and interest expense (3)	1.27%	1.94%		2.72%		2.32%	1.88%
Ratio of net investment income to average net assets (3) (4)	5.38%	2.82%		1.51%		3.57%	2.62%

Portfolio Turnover Rate	89.42%	855.36%		1198.55%		612.23%	397.79%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Funds Trust

Notes to the Financial Statements

May 31, 2023

(1)	Organization

Leader Capital family of mutual funds is comprised of the Leader Capital Short Term High Yield Bond Fund, (“High Yield Fund”) (formerly, Leader Short Term High Yield Bond Fund (“Short Term Fund”)) and Leader Capital High Quality Income Fund (“High Quality Fund”) (formerly, Leader High Quality Floating Rate Fund (“Floating Rate Fund”)) (each a “Fund” and collectively the “Funds”), each a series of shares of beneficial interest of Leader Funds Trust (the “Trust”), a Delaware statutory trust organized on February 1, 2019. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Each Fund represents a distinct, diversified series with its own investment objective and policies within the Trust. The primary investment objective of the High Yield Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of the High Quality Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The High Yield Fund and High Quality Fund commenced operations on July 14, 2005 and July 30, 2010, respectively.

The High Yield Fund currently offers two classes of shares: Investor Class and Institutional Class shares. The High Quality Fund currently offers three classes of shares: Investor Class, Institutional Class and Class A. The High Quality Fund’s Class A shares became publicly available for sale on May 17, 2023. Investor and Institutional shares are offered at net asset value for the Funds. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Each class represents an interest in the ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

(a)	Security Valuation

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. In these cases, each Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. See note 11 regarding additional fair value procedures and considerations due to recent regulatory environment changes.

Leader Funds Trust

Notes to the Financial Statements (Continued)

May 31, 2023

(2)	Significant Accounting Policies (Continued)

(a)	Security Valuation (Continued)

Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2023 for each Fund’s assets and liabilities measured at fair value:

Leader Capital Short Term High Yield Bond Fund

Assets (a)	Level 1	Level 2	Level 3	Total
Investments
Preferred Stocks	$-	$1,629,490	$1,035,000	$2,664,490
Convertible Bonds	-	8,355,559	-	8,355,559
Corporate Bonds	-	6,688,495	1,559,800	8,248,295
Non U.S. Government & Agencies	-	230,000	-	230,000
Short-Term Investments	1,896,105	-	-	1,896,105
Total Investments	$1,896,105	$16,903,544	$2,594,800	$21,394,449

(a)	Refer to the Schedule of Investments for industry classification.

Leader Capital High Quality Income Fund

Assets (a)	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$-	$-	$780,510	$780,510
Asset Backed Securities	-	202,175,810	-	202,175,810
Corporate Bonds	-	7,325,361	-	7,325,361
Short-Term Investments	33,138,746	10,887,704	-	44,026,450
Total Investments	$33,138,746	$220,388,875	$780,510	$254,308,131

(a)	Refer to the Schedule of Investments for industry classification.

Leader Funds Trust

Notes to the Financial Statements (Continued)

May 31, 2023

(2)	Significant Accounting Policies (Continued)

(a)	Security Valuation (Continued)

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the year ending May 31, 2023, the Funds had no Level 1 to Level 2 transfers. During the year ending May 31, 2023, the Funds had no Level 2 to Level 3 transfers.

Significant unobservable inputs were used by the Funds for Level 3 Fair value measurements. The High Yield Fund holds positions in Auction Rate Preferred Securities (see Note 8) which are valued based on the discount of last trade factoring in potential future cash payments. The High Yield Fund also holds a corporate bond which is valued based on the discount of last trade and broker valuation levels. The High Quality Fund holds a common stock, resulting from a convertible Auction Rate Preferred Security conversion, valued at conversion price plus prior accumulated interest that was added to the principal at conversion.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

Leader Capital Short Term High Yield Bond Fund

	Eaton Vance Senior Floating Rate Trust	VTB Bank PJSC Via Eurasia DAC	Total
Beginning Balance:	$1,035,000	$1,570,000	$2,605,000
Total Realized Gain/(Loss)	-	-	-
Unrealized Appreciation/(Depreciation)	-	(10,200)	(10,200)
Cost of Purchases	-	-	-
Proceeds from Sales	-	-	-
Proceeds from Principal	-	-	-
Accrued Interest	-	-	-
Net Transfers In/Out of Level 3	-	-	-
Ending Balance:	$1,035,000	$1,559,800	$2,594,800

Leader Capital High Quality Income Fund

	Boxabl, Inc.	Total
Beginning Balance:	$400,000	$400,000
Total Realized Gain/(Loss)	-	-
Unrealized Appreciation/(Depreciation)	380,510	380,510
Cost of Purchases	-	-
Proceeds from Sales	-	-
Proceeds from Principal	-	-
Accrued Interest	-	-
Net Transfers In/Out of Level 3	-	-
Ending Balance:	$780,510	$780,510

(b)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

(c)	Exchange Traded Funds

The Funds may invest in ETFs as part of their principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. An ETF is subject to specific risks, depending on the nature of its investment strategy, which could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. An ETF may not be able to replicate exactly the performance of the indices it tracks, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF will incur expenses not incurred by its underlying index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its underlying index.

Leader Funds Trust

Notes to the Financial Statements (Continued)

May 31, 2023

(2)	Significant Accounting Policies (Continued)

(d)	LIBOR Risk

The Funds may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”).

The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR rates after publication on June 30, 2023, with the one week and two months USD LIBOR rates to cease after publication on December 31, 2021. The U.S. Federal Reserve, based on the recommendations of the Alternative Reference Rates Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace USD LIBOR. See note 11 regarding recent updates in the regulatory environment concerning LIBOR transition and associated risks.

(e)	Distributions to Shareholders

Dividends from net investment income are paid monthly for the Funds. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

(f)	Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2020 – May 31, 2022, or expected to be taken in each Fund’s May 31, 2023 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(g)	Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(h)	Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Leader Funds Trust

Notes to the Financial Statements (Continued)

May 31, 2023

(3) Investment Transactions

For the year ended May 31, 2023, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Leader Capital Short Term High Yield Bond Fund	$119,094,585	$118,041,610	$9,339,766	$9,395,039
Leader Capital High Quality Income Fund	246,387,089	61,364,713	25,191,563	25,198,984

(4) Aggregate Unrealized Appreciation and Depreciation – Tax Basis

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2023 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Leader Capital Short Term High Yield Bond Fund	$25,453,585	$203,257	$(4,262,393)	$(4,059,136)
Leader Capital High Quality Income Fund	252,172,646	2,411,890	(276,405)	2,135,485

(5)	Investment Advisory Agreement and Transactions with Related Parties

Leader Capital Corp. serves as the Funds’ Investment Adviser (the “Adviser”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of (i) 0.75% of the High Yield Fund’s average daily net assets up to and including $1.25 billion; or (ii) 0.70% of the High Yield Fund’s average daily net assets over $1.25 billion; (iii) 0.65% of the High Quality’s Fund’s average daily net assets; prior to April 10, 2021 the annual rate was 0.75%. For the year ended May 31, 2023, the High Yield Fund and High Quality Fund accrued $196,503 and $591,885 in advisory fees, respectively.

Vigilant Distributors, LLC (the “Distributor”), acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class and Institutional Class as well as the High Quality Fund’s Class A shares. For the year ended May 31, 2023, the Distributor received $0 in underwriting commissions. Prior to December 1, 2022, Ceros Financial Services, Inc. (“Ceros”) served as the principal underwriter and Distributor to the Funds, and for the period of June 1, 2022 to November 30, 2022, Ceros received $0 in underwriting commissions.

Joot, Joot provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between Joot and the Trust. Under the terms of such agreement, Joot receives customary fees from the Fund.

Gryphon Fund Group, LLC (“Gryphon”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with Gryphon, the Funds pay Gryphon customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of Gryphon and are not paid any fees directly by the Funds for serving in such capacities. Prior to July 16, 2022, Ultimus Fund Solutions, LLC (“UFS”) served in the same capacity to the Trust.

(6)	Distribution Plan

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and distribution fee is calculated by the High Yield Fund at an annual rate of 0.50% of its average daily net assets for Investor Class and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Adviser. The Plans provide that a monthly service and distribution fee is calculated by the High Quality Fund at an annual rate of 0.38% and 0.25% of its average daily net assets for Investor Class and Class A shares, respectively. The Institutional Shares do not participate in a Plan. For the year ended May 31, 2023 the High Yield and High Quality Funds’ Investor Class shares incurred $82,523 and $67,012, respectively in fees, pursuant to the Plans. Since becoming publicly available for sale on May 17, 2023, the High Quality Fund’s Class A shares has had no capital activity for the period ended May 31, 2023 and did not incur fees, pursuant to the Plans.

Leader Funds Trust

Notes to the Financial Statements (Continued)

May 31, 2023

(7) Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended May 31, 2023 and the fiscal year ended May 31, 2022 were as follows:

For fiscal year ended May 31, 2023:

Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Leader Capital Short Term High Yield Bond Fund	$1,435,485	$-	$248,101	$1,683,586
Leader Capital High Quality Income Fund	5,538,861	-	-	5,538,861

For fiscal year ended May 31, 2022:

Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Leader Capital Short Term High Yield Bond Fund	$1,368,956	$-	$-	$1,368,956
Leader Capital High Quality Income Fund	603,975	-	-	603,975

As of May 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Net Unrealized Appreciation / (Depreciation)	Total Accumulated Deficit
Leader Capital Short Term High Yield Bond Fund	$-	$-	$(83,078,827)	$-	$(4,059,136)	$(87,137,963)
Leader Capital High Quality Income Fund	-	-	(49,528,181)	-	2,135,485	(47,392,696)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for partnerships, trust preferred securities and perpetual bonds.

At May 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized as follows:

Fund	Short-Term	Long-Term	Capital Loss Carryforward Limitation	Total	Capital Loss Carryforward Utilized
Leader Capital Short Term High Yield Bond Fund	$31,886,797	$51,192,030	$-	$83,078,827	$-
Leader Capital High Quality Income Fund	14,890,908	1,578,033	33,059,240	49,528,181	93,200

During the fiscal year ended May 31, 2021, as a result of the acquisition of another fund, the High Quality Fund acquired $15,574,823 and $1,535,671 of short-term and long-term capital loss carryover, respectively, which is available to offset future capital gains. In addition, as a result of a change in control due to the merger, the Fund is subject to an annual limitation of $165,586 (prorated in the initial year) under tax rules.

In accordance with GAAP, the Funds may record reclassifications in the capital accounts, if necessary. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present total distributable earnings and paid-in capital on a tax basis which is considered to be more informative to the shareholder. The following reclassifications were made as of May 31, 2023:

Fund	Total Distributable Earnings / (Accumulated Deficit)	Paid-in Capital
Leader Capital Short Term High Yield Bond Fund	$-	$-
Leader Capital High Quality Income Fund	599,960	(599,960)

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically - typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

Leader Funds Trust

Notes to the Financial Statements (Continued)

May 31, 2023

(8)	Auction Rate Preferred Securities (Continued)

The Valuation Designee believes 92% of par value accurately reflects the market value of the ARPS held by the High Yield Fund as of November 30, 2021, and because of the failed Dutch auction process, believes they are presently illiquid. As of November 30, 2022, the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2. Although the Valuation Designee believes that 92% of par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive the market value currently ascribed to these securities. As of May 31, 2023, the High Yield Fund held $1,035,000 or 4.7% of its net assets in common stock that resulted from conversion of ARPS.

(9)	Underlying Investments in Other Investment Companies

Each Fund currently invests a portion of its assets in First American Government Obligations Fund Institutional Class shares (“FGXXX”). The Funds may redeem its investment from FGXXX at any time if the Adviser determines that it is in the best interest of the Funds’ and its shareholders’ to do so.

The performance of the Funds will be directly affected by the performance of FGXXX. The financial statements of the FGXXX, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website (the “SEC”) www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of May 31, 2023, the percentage of the High Yield Fund and the High Quality Fund’s net assets invested in FGXXX was 8.6% and 14.1%, respectively.

(10)	Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

(11)	New Regulatory Pronouncements

(a)	Security Valuation

The SEC recently adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. The rule became effective on September 8, 2022. Under the new rule a greater number of the Funds’ securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

The Funds’ policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluate the Funds’ use of fair value pricing.

(b)	Libor Risk

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

Leader Funds Trust

Notes to the Financial Statements (Continued)

May 31, 2023

(11)	New Regulatory Pronouncements (Continued)

(b)	Libor Risk (Continued)

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

(c)	Other

In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

(12)	Market Disruption and Geopolitical Events

Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics, or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

(13)	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than below.

On June 21, 2023, the High Quality Fund’s Class A shares had its first shareholder subscriptions. No capital activity had occurred prior to this date since becoming publicly available for sale on May 17, 2023. As a result, the High Quality Fund’s Class A shares are deemed to have commenced operations on June 21, 2023.

On June 30, 2023, the Funds declared distributions from ordinary income to shareholders of record as of June 29, 2023, Payable June 30, 2023, as follows:

Fund	Class	Ticker	Ordinary Income	Per Share Amount
Leader Capital Short Term High Yield Bond Fund	Investor	LCCMX	$138,671	$0.07
Leader Capital Short Term High Yield Bond Fund	Institutional	LCCIX	67,284	0.07
Leader Capital High Quality Income Fund	Investor	LCTRX	145,509	0.06
Leader Capital High Quality Income Fund	Institutional	LCTIX	1,270,729	0.06
Leader Capital High Quality Income Fund	Class A	LCATX	156	0.02

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Leader Funds Trust and Shareholders of Leader Short Term High Yield Bond Fund (formerly, Leader Short Term High Yield Bond Fund) and Leader Capital High Quality Income Fund (formerly, Leader High Quality Floating Rate Fund)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Leader Capital Short Term High Yield Bond Fund (formerly, the Leader Short Term High Yield Bond Fund) and Leader Capital High Quality Income Fund (formerly, the Leader High Quality Floating Rate Fund), (collectively the “Funds”), each a series of the Leader Funds Trust (the “Trust”) including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”).

The financial highlights for each of the years in the three-year period ended May 31, 2021, were audited by other auditors whose opinion dated July 30, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of May 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for the Leader Funds Trust since 2022

Abington, Pennsylvania

July 24, 2023

Leader Funds Trust

Supplemental Information (Unaudited)

May 31, 2023

LEADER FUNDS TRUST

15c Summary

Approval of the Investment Advisory Agreement Renewal

At a meeting held on April 26, 2023 (the “Meeting”), the Board considered the approval of the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Leader Capital Corp. (the “Adviser” or “Leader”) for the Leader Capital Short Term High Yield Bond Fund (the “High Yield Fund”) and the Leader Capital High Quality Income Fund (formerly the Leader High Quality Floating Rate Fund) (the “High Quality Fund” and collectively with the High Yield Fund, the “Funds”).

Legal counsel (“Counsel”) reviewed with the Board the memorandum addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement between the Trust and the Adviser, concerning the Funds. A copy of this memorandum was circulated to the Trustees in advance of the Meeting and was included in the Meeting Materials. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the annual renewal process. The Board requested and was provided with information and reports that are in related to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Funds from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of the Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by the Adviser from its relationship with the Funds.

(1) The nature, extent, and quality of the services provided by the Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the Funds. The Board reviewed the services provided by the Adviser to the Funds including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow assets, and assist in the distribution of the Funds’ shares. The Board considered the Adviser’s personnel and methods of operating; succession plans; the education and experience of the Adviser’s staff; and its compliance program. The Board also considered the Adviser’s management of the Funds’ operations, noting that the Adviser’s staff serve as the principal executive officer of the Fund and oversee the Funds’ other service providers. The Board noted that Leader is an experienced investment adviser with seasoned senior management, and that the performance of the Leader Funds supported the quality and experience of the staff. The Board noted that the Funds are the only accounts managed by Leader, and that it focuses all its operations on them. After reviewing the preceding and further information, the Board concluded that the nature, extent, and quality of the services provided by the Adviser was satisfactory and adequate for the Funds.

(2) The investment Performance of the Funds and the Adviser.

The Board compared the short- and long-term performance of the Funds to their benchmarks, comparable funds with similar objectives and size that are managed by other investment advisers (i.e., the Funds’ peer group), and the Funds’ benchmarks and category indices (e.g., Morningstar category averages). The Board also considered the consistency of the Adviser’s management of the Funds with its investment objective and policies. The Board noted that the High Yield Fund had underperformed its benchmark and peer group for the 1-, 3-, 5-, and 10-year periods, whereas the High Yield Fund had outperformed its peer group and benchmark for the same periods. The Board considered that the High Yield Fund and High Quality Fund were highly focused on opposite ends of the credit spectrum and that the Funds are expected to perform inversely to each other. Based on the preceding, the Board concluded that the investment performance information presented for the Funds was satisfactory.

Leader Funds Trust

Supplemental Information (Unaudited) (Continued)

May 31, 2023

(3) The costs of the services provided, and profits realized, by the Adviser from the relationship with the Funds.

The Board considered: the Adviser’s operations and financial condition and its level of commitment to the Funds’ operations; the asset levels of the Funds; and the overall expenses of the Funds. The Board considered the financial statements of the Adviser and its profitability. In considering the Funds fees and expenses (including the management fee) relative to its peer group, the Board noted that each Funds’ management fee and net expense ratio was above the average and median for the Fund’s category, respectively, but within a reasonable range given the services provided by the Adviser. The Board also noted that the Funds were substantially smaller than the category average and median asset size, which affects the net expense ratio. The Board considered the fact that the Adviser’s only accounts are the Funds, and that it dedicates all its resources to supporting them. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by each of the Funds were fair and reasonable.

The Board also considered Leader’s profitability from managing the Funds based on profitability reports and analyses provided by Leader to the Board. The Board noted that the Funds are the only accounts managed by Leader, and that all its resources are applied to managing the Funds and their portfolios. After review and discussion, the Board concluded that the anticipated profit from Leader’s relationship with the Funds was not excessive.

(4) The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the Funds’ fee arrangements with the Adviser, noting that there was no expense limitation agreement in place between the Funds and the Adviser. The Board considered the Adviser’s efforts in the past year to reduce Fund expenses and increase assets, including the hiring of a third-party distribution firm. The Board noted that the High Quality Fund’s assets had increased substantially because of the Adviser’s efforts, which had lowered the net operating expenses of that Fund. Following further discussion of the Funds’ asset levels, expectations for growth, and expense structure, the Board determined that the Funds’ fee arrangements, considering all the facts and circumstances, were fair and reasonable.

(5) Possible conflicts of interest and benefits derived by the Adviser.

The Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Funds; the fact that the Adviser uses soft dollars but that its only accounts are the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration and discussion amount the Trustees, the Board determined that the compensation payable under the Advisory Agreement for each Fund was fair, reasonable and within a range of what could have been negotiated at arms-length considering all the surrounding circumstances, and they approved the renewal of the Advisory Agreement for the Funds.

Leader Funds Trust

Supplemental Information (Unaudited) (Continued)

May 31, 2023

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 844-434-6843 and on the SEC website www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request, by calling 844-434-6843, on the SEC’s website www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISOR

Leader Capital Corp.

315 W. Mill Plain Blvd., Suite 204

Vancouver, WA 98660

DISTRIBUTOR

Vigilant Distributors, LLC

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19317

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

ADMINISTRATOR

Gryphon Fund Group, LLC

3000 Auburn Drive, Suite 410

Beachwood, OH 44122

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

Leader-AR23

Leader Funds Trust

Supplemental Information (Unaudited) (Continued)

May 31, 2023

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 3900 Park East Drive, Beachwood, OH 44122.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Martin Kehoe - 1961	Trustee Since 2019	Owner of Kehoe Northwest Properties, a real estate development company, from 2001 – present.	2	None
Raymond A. Davis - 1974	Trustee Since 2019	Author and government contractor (security and intelligence related services), 2005 – present.	2	None

Interested Trustee and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John E. Lekas - 1958	Trustee Since 2019 and Chairman of the Board since 2022; President since 2019; Treasurer from 2019 to 2022	President, Chief Executive Officer and Senior Portfolio Manager at the Advisor since 1997	2	None
Christopher MacLaren -1978	Treasurer since June 2022	Managing Member of Gryphon Fund Group, LLC (2021 – Present); Managing Director of Fund Administration and Accounting, Winbridge Partners, LLC (2018 - 2021); Member and Director of Fund Accounting and Fund Administration, FSM Capital Management, LLC (2016 – 2018); President, IDX Funds Trust (2021 – Present).	N/A	N/A
Jessica Roeper - 1981	Compliance Officer and Anti Money Laundering Officer Since 2022	Senior Compliance Officer CCO Technology, LLC (d/b/a Joot) since 2021	N/A	N/A
Bo Howell - 1981	Secretary Since 2022	Managing Partner, FinTech Law, LLC from February 2022 to the present; CEO of CCO Technology, LLC (d/b/a Joot) from June 2018 to the present; Shareholder, Strauss Troy Co., LPA from November 2020 to February 2022; Partner, Practus LLP from May 2018 to October 2020; Director of Fund Administration at Ultimus Fund Solutions, LLC from October 2014 to April 2018	N/A	N/A

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

Please note that additional information about the trustees is included in the Statement of Additional Information.

Leader Funds

Expense Example (Unaudited)

May 31, 2023

As a shareholder, you incur two types of costs: (1) transaction costs, including sales loads; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 through May 31, 2022.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual				Hypothetical
	Fund's Annualized Expense Ratio	Beginning Account Value 12/1/2022	Ending Account Value 5/31/2023		Expenses Paid During Period*		Ending Account Value 5/31/2023	Expenses Paid During Period*
Investor Class:
Leader Capital Short Term High Yield Bond Fund	2.53%	$1,000.00	$967.99		$12.21		$1,012.32	$12.69
Leader Capital High Quality Income Fund	1.33%	$1,000.00	$1,012.35		$6.71		$1,018.30	$6.69
Institutional Class:
Leader Capital Short Term High Yield Bond Fund	2.12%	$1,000.00	$969.26		$10.25		$1,014.36	$10.65
Leader Capital High Quality Income Fund	1.17%	$1,000.00	$1,012.17		$5.90		$1,019.10	$5.89
Class A:
Leader Capital High Quality Income Fund**	2.28%**	$1,000.00	$-	**	$-	**	$1,013.56	$11.45

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days and divided by 365 (to reflect the number of days in the six-month period ending May 31, 2023).

**	On May 17, 2023, the Leader Capital High Quality Income Fund Class A Shares commenced operations however; between May 17, 2023 and the year ending May 31, 2023 there was no capital activity. For the purposes of the Class A expense example the Fund’s annualized expense ratio used the prospectus defined annual operating expense ratio to produce hypothetical figures. No actual data was provided due to inactivity.

PRIVACY NOTICE

LEADER FUNDS TRUST

March 2019

FACTS	WHAT DOES LEADER FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●        Social Security number and wire transfer instructions

●        account transactions and transaction history

●        investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Leader Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Leader Funds Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-(800) 711-9164

What we do:
How does Leader Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Leader Funds Trust collect my personal information?

We collect your personal information, for example, when you

●  open an account or deposit money

●  direct us to buy securities or direct us to sell your securities

●  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●  affiliates from using your information to market to you.

●  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Leader Funds Trust doesn’t jointly market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Leader Funds Trust

/s/ John Lekas
By John Lekas
Principal Executive Officer
Date: July 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ John Lekas
By John Lekas
Principal Executive Officer
Date: July 26, 2023

/s/ Christopher MacLaren
By Christopher MacLaren
Treasurer and Principal Financial Officer
Date: July 26, 2023